Attachment 6 to the License
                                                                   MG #249 (oil)
                                                             as of June 28, 1995

                               RESOLUTION # P 65-H
                               September 18, 1996
                        Concerning Amending License Terms

LICENSE:  License MG #249 (oil) dated 28.06.95
LICENSEE:  "Karakudukmunay" Joint-Stock Company

MINISTRY OF GEOLOGY AND SUBSURFACE PROTECTION OF THE
REPUBLIC OF KAZAKSTAN
pursuant to the resolution of the Cabinet of Ministers of the Republic of Kazakstan #882 as of 27.06.95 and following the Letter # 2-03-1845 as of
10.08.96 of the Ministry of Oil and Gas Industry of the Republic of Kazakstan (Authorized Body)
Hereby introduces the following amendments to the license terms:
Clause 8.2                 Minimum Work Program:
8.2.1    Evaluation Stage:
1.       Drilling of Pilot Wells:
Between 01.09.1996 - 31.08.1997 - 2 wells 3250 m deep and re-entry of 4 exploration wells.
Between 01.09.1997 - 31.08.1998 - 6 wells 3250-3500 m deep.
3D Seismic is not recommended by the resolution of the State Reserves Committee and therefore it is suggested to resolve this issue separately based upon geological results of drilling of first production wells.
8.2.2             First 3 year Development Stage:
Between 01.09.1996 - 31.08.1997 - 5 000 000 US Dollars
Between 01.09.1997 - 31.08.1998 - 25 000 000 US Dollars
Between 01.09.1998 - 31.08.1999 - 12 000 000 US Dollars
Total financial obligations specified in Clause 8.2.1 and Clause 8.2.2 are:
Up to 31.08.1997 - 10 000 000 US Dollars
Up to 31.08.1998 - 34 500 000 US Dollars
Up to 31.08.1997 - 12 000 000 US Dollars

         Minister                                             S.Zh.Daukeev

Amendments to the license terms of Clauses 8.2.1 and 8.2.2.

Agreed upon by                              Licensee:         Klinchev N. D.
                                                              Director General
                                                              KarakudukmunayJSC

Certificate Goes on this Page

                                     LICENSE
        for the right to use the subsurface in the Republic of Kazakhstan

       Issued by the Government of the Republic of Kazakhstan to Karakuduk
           Munay Joint Stock Company Joint Venture for exploration and production of hydrocarbons at Karakuduk
                          oilfield in Mangystau Oblast.



June 28, 1995



Series MG #249 (oil)



On behalf of the Government
of the Republic of Kazakhstan
First Deputy Prime Minister          [signature, seal]             V.L. Mette

                                       Exhibit 1 to License Series MG #249 (oil)

To the Government of the Republic of Kazakhstan


                                   RESOLUTION
        regarding the issue of the license for the use of the subsurface

         The Ministry of Geology and Protection of the Subsurface has reviewed the application of Karakuduk Munay Joint Stock Company Joint Venture for geological exploration and production of hydrocarbons at Karakuduk oilfield in Mangystau Oblast.

         Based on Claim LTs-233 dated 04.21.95 published on 04.28.95 in the Legal Information Bulletin # 4 (7) 1995, Resolution of the Cabinet of Ministers of the Republic of Kazakhstan On the execution of the contract for exploration, development and oil production at Karakuduk oil field under production sharing arrangements with Karakuduk Munay Joint Stock Company Joint Venture # 498 dated 06.11.1993, and submitted materials, as follows: Certificate of the State
Registration of a Business #23625 dated 03.01.1995; Foundation Agreement of 10.26.1994; Bylaws of Karakuduk Munay Joint Stock Company Joint Venture; Contract made by and between the Ministry of Energy and Fuels and Karakuduk Munay Joint Stock Company Joint Venture executed on 07.01.1993; Certificate of Geological Exploration Rights #4 issued by West Kazakhstan Territorial Administration on 02.16.1995; Certificate of Production Rights # 30 of
04.12.1995 issued by the Ministry of Oil and Gas Industry; and Minutes of Interdepartmental Commission # 7 dated 05.19.1995, Karakuduk Munay Closed Joint Stock Company Joint Venture has been granted the License for the right to use the subsurface for exploration and production of hydrocarbons at Karakuduk oilfield in Mangystau Oblast.


         The License is forwarded to the Government of the Republic of Kazakhstan for ratification.



     [seal, signature]                                     S.Zh. Daukeev

                                        Exhibit 2 to License series MG#249 (oil)

         Hereby the Government of the Republic of Kazakhstan grants the License series MG #249 (oil) for the right to use the subsurface for geological exploration and production of hydrocarbons.

CONTENTS OF THE LICENSE

1.       License holder data

1.1  Name: Karakuduk Munay Closed Joint Stock Company Joint Venture (SP AO KKM).
1.2 Address: 466200 Republic of Kazakhstan, Mangystau Oblast, City of Aktau, 4th district, building 10, unit A.
1.3  Type of ownership: mixed
1.4 Founders: Munaygaz State Holding Company, Zharkyn Limited Liability Company, Mangystau Terra International Corporation, Guernsey LTD Central Asian Oil Company.
1.5  Date of Incorporation:  Government  Registration  Certificate # 23625 dated
     03.01.1995 issued by Oblast Finance Administration.
1.6  Management:       Interim General Director -         Khairov U.B.
                       Deputy General Director -          Rza Yurttutan
1.7 Main line of business: exploration, production, processing and transportation of hydrocarbons and processed products.
1.8 Types of performed petroleum operations: Petroleum operations related to develop- ment and operation of oil and gas fields.
2. Purpose of operations pertaining to certain types of the use of the subsurface.
2.1 Purpose of operations: Geological exploration and production of hydrocar-bons.
2.2 Hydrocarbons deposits: Karakuduk oilfield with the following reserves by categories as of 01.01.1995:

         A+B+C                      25,547,000 tonnes - in place
                                     9,774,000 tonnes - recoverable
         C2                          9,593,000 tonnes - in place
                                     3,265,000 tonnes - recoverable

         and average recovery factor of 0.33.

3.   Spatial coordinates of the allotted area of the subsurface

3.1  Geographical coordinates: Shown in Geological Allotment (Exhibit 3).

3.2  Depth of stratigraphic range. Down to absolute elevation of minus 3,320 m.

4.   Effective date of the License: Date issued.

5.   Term of the License: 25 years.

5.1  Evaluation stage: 3 years.

5.2  Development stage: Pursuant to development plan.

5.3  Production stage: 22 years including construction stage.

6. Conditions for extension of the License: The License may be extended only by the resolution of the Licensor.

7. Authorized agency to enter into an Agreement on behalf of the Government of the Republic of Kazakhstan. The Contract is made by and between the Ministry of Energy and Fuels of the Republic of Kazakhstan and Karakuduk Munay Joint Stock Company Joint Venture and executed on 07.01.1993.

8.   Mandatory pre-requisites

8.1 Timing of Contract execution and registration with the Ministry of Geology. The contract must be registered no later than within 30 days of the issuance of the License.

8.2  Minimum work program.

8.2.1    Evaluation stage:
         1.       3D Sesmics
                  1996, 15 km with processing = 500,000 US dollars.

         2.       Drilling of pilot production wells:
                  1996 - 3 wells, 3,250 m deep = 4,500,000 US dollars.
                  1997 - 6 wells, 3,250 to 3,500 m deep = 9,500,000 US dollars

8.2.2    Development stage, first 3 years
                  1996 = 5,000,000 US dollars
                  1997 = 25,000,000 US dollars
                  1998 = 12,000,000 US dollars

8.2.3.   Production stage:  Pursuant to field development plan.

8.3      Land release:  Shown in Geological allotment (Exhibit 3).

8.4 Timing for field development plan approval: Within 6 months of the date of approval of Karakuduk field reserves by the State Commission on Mineral Reserves (GKZ) of the Ministry of Geology and Protection of the Subsurface of the Republic of Kazakhstan.

8.5 Commencement of operations at the oilfield: Within 3 months of the date the License is issued.

8.6 Property rights pertaining to data on the subsurface: Available information will be transferred under a separate agreement with Geoinform department. Rights of ownership pertaining to mineral data acquired in the course of petroleum operations shall be held by Karakuduk Munay Joint Stock Company Joint Venture.

         Upon expiration of the License term all original geological-geophysical data shall be transferred to the Republic of Kazakhstan and shall become its property.

8.7 Submission of geological information. Copies of geological information shall be transferred annually to the Geoinform Department of the Ministry of Geology and Protection of the Subsurface. Reports on completion of work programs and budgets shall be submitted quarterly to the Authorized Agency and the Main Department of Mineral Resources of the Ministry of Geology. Reports on reserve variations (Form 6-GR) shall be sent to the Ministry of Geology on February 15 of each year.

9.       Contract terms.

9.1      Use of Kazakhstan  contractors:   Only Kazakhstan  contractors shall be
         used. Foreign subcontractors will be employed, if necessary.

9.2      Use of local labor.        Local labor shall be used.

9.3      Training  of  Kazakhstan  specialists:   No less than 1% of the  annual
         oilfield budget shall be allocated for the training of Kazakhstan specialists.

9.4      Payments related to the use of subsurface and land plots:
         Pursuant to the
         Laws of the Republic of Kazakhstan and the Contract.

9.5      Production or profit sharing:      Pursuant to the Contract.

10. Obligations pertaining to the rational use of the subsurface, protection of the subsurface and the environment, and safe operations, including the study of technogenic earthquakes. Work plans related to the use of the subsurface must provide measures for rational use and protection of the subsurface and the environment, safe operations, as well as forecast of technogenic earthquakes.

11. Control procedures. The use of the subsurface shall be controlled by state regulatory agencies pursuant to the Laws of the Republic of Kazakhstan.

12. Other terms. License terms shall be strictly adhered to and shall apply to all modifications and addenda to the Contract.


The License may be revoked for violation of License terms.

                                       Exhibit 3 to License series MG #249 (oil)

               KAZAKHSTAN MINISTRY OF GEOLOGY - CENTRAL DEPARTMENT
                              OF MINERAL RESOURCES

                              GEOLOGICAL ALLOTMENT

         Granted to Karakuduk Munay Joint Stock Company Joint Venture for the use of the subsurface for the purpose of geological exploration and production within Karakuduk oilfield.

         Geological allotment is located within Mangystau Region of Mangystau Oblast and has corner point coordinates shown on attached topographic map:

1.       44o 51'43" N, 53o 52'30" E
2.       44o 52'20" N, 53o 54'08" E
3.       44o 52'10" N, 53o 59'10" E
4.       44o 49'10" N, 54o 02'50" E
5.       44o 48'13" N, 53o 57'10" E
6.       44o 49'48" N, 53o 53'17" E

and extends vertically down to minus 3,320 m absolute elevation.

         The surface area of the geological allotment marked by the corner points on the topographic map is 68.4 km2 (sixty eight thousand square kilometers [Translator's note: as in the original].

Land return

         Upon completion of the evaluation stage, 100% of the land located outside the oilfield boundary, in the sanitary protection zone, shall be returned. If the oil field is found to have no commercial importance, then Karakuduk oilfield shall be returned to the Republic of Kazakhstan.

June 28, 1995

Director,
Central Department of Mineral Resources,
Kazakhstan Ministry of Geology                                    O. M. Tyugay

                                            [signature, seal]

                                             City of Almaty

Karakuduk Oilfield Map Goes on this Page